UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

         Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 5, 2010


ASI ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware                               000-27881           522101695
(State or other jurisdiction of        (Commission file     (IRS Employer
incorporation or organization)            number)           Identification No.)

Level 1, 45 Exhibition Street                                      3000
Melbourne, Victoria, Australia
(Address of principal executive officers)                            (Zip Code)

+61 3 9016 3021
Registrants telephone number, including area code


(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

ASI Entertainment, Inc., is filing this Amendment on Form 8-K/A (this "Amendment") to its Current Report on Form 8-K, which was filed on November 8, 2010 (the "Original Filing") to amend the Original Filing to include disclosure of the fact that, effective as of December 14, 2010, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of its former auditor, Larry O'Donnell, CPA, P.C. Except as described above, no other changes have been made to the Original Filing.


Item 4.01 Changes in Registrant's Certifying Accountant

On or about October 27, 2010, the Board of Directors of ASI Entertainment, Inc., a Delaware corporation (the "Company"), received notice that the independent auditor, Larry O'Donnell, CPA, P.C ("O'Donnell"), had resigned.

On October 19, 2010, prior to the date on which O'Donnell advised the Company of its resignation, the Public Company Accounting Oversight Board ("PCAOB") issued a Final Order revoking O'Donnell's registration with the PCAOB. The revocation of O'Donnell's registration with the PCAOB became effective as of December 14, 2010.

On November 4, 2010, the Board of Directors approved De Joya Griffith & Company, LLC, Certified Public Accountants & Consultants, 2580 Anthem Village Drive, Henderson, Nevada 89052, as the Company's independent auditor.

Mr O'Donnell's reports on the Company's financial statements as of and for the fiscal years ended June 30, 2009 and 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its reports for the fiscal years ended June 30, 2009 and June 30, 2010 contained a going concern qualification as to the Company's ability to continue.

During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of Mr. O'Donnell, there were no reportable events or disagreements with Mr. O'Donnell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Mr. O'Donnell, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

On January 13, 2011, the Company provided a copy of this report on Form 8-K/A to O'Donnell, requesting their comments on the information contained therein. The responsive letter from O'Donnell will be filed as an exhibit to this current report on Form 8-K/A when it is available.



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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ASI ENTERTAINMENT, INC.
(Registrant)
By: /s/ PHILIP SHIELS
Philip Shiels
Chief Executive Officer & Chief Financial Officer
Date: January 13, 2011



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